Exhibit 99.1

Hines REIT Update
Hines REIT is closed to new investors.
Hines Securities, Inc., Member FINRA/SIPC. 5/12
As of March 31, 2012

Hines REIT Overview
• Commenced capital raising in 2004
• Raised and invested significant capital in 2006 and 2007 which represented a peak in the overall economic cycle and real
 estate cycle
• In 2008 and 2009, amidst the economic downturn towards the recession, we experienced significant declines in capital
 raising and significant increases in redemption requests
• At the end of 2009, capital raising ceased and we suspended our redemption plan to prudently preserve liquidity

Hines REIT Overview
Since 2009, the Company has been keenly focused on
the following:
• Leasing: keeping our tenants in occupancy to preserve and maintain operating income
• Strategic asset sales: identifying opportunities to sell certain stabilized assets to harvest liquidity and attractive profits
• Liquidity: ensuring we have sufficient funds to meet liquidity needs for operating expenses, leasing capital, and debt refinancings, while still maintaining reasonable levels of distributions to our shareholders
We continue to be patient and disciplined in managing our portfolio in order to benefit from the overall economic recovery and recovery of the U.S. office markets

Hines REIT Overview
• 57 projects / 24 different geographic markets / U.S. and Brazil
• Predominately Class A office, industrial and grocery-anchored retail centers
• Over 26 million square feet / 87% leased / approximately 2%
 above the national average
• Latest valuation of portfolio was as of March 2011 resulting in estimated per share value of $7.78 effective May 2011
• Significant cash on hand for near-term liquidity needs resulting in a strong balance sheet

International
0.8%
East
8.6%
Midwest
17.3%
West
41.9%
South
31.4%

Denver
2%
Phoenix
2%
Richmond
2%
Minneapolis
3%
Charlotte
2%
Los Angeles
14%
Atlanta
3%
Other
2%
San Francisco
4%
Houston
11%
New York
4%
East Bay
4%
Kansas City
5%
Seattle
11%
Miami
5%
Sacramento
6%
Dallas
10%
Chicago
10%

5.9%
11.1%
5.2%
8.4%
6.9%
9.2%
11.5%
4.9%
3.0%
6.2%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

Hines | Securities

Regional Diversification and Lease Expirations
as of March 31, 2012

1Data is based on Hines REIT’s pro-rata share of the estimated aggregate value. 2Data is based on Hines REIT’s effective ownership in each property and is compiled based on leased square feet.
Regional Diversification1
City Diversification1
Lease expirations as % of total leasable square feet in the current portfolio2

Top 10 Tenants as of March 31, 2012
1Based on Hines REIT’s effective ownership in each property and compiled based on leased square feet.

Top 10 Tenants1
Shook, Hardy & Bacon LLP International law firm 2555 Grand 2024 Expiration	Honeywell International Engineering services Daytona-Laguna Portfolio & 345 Inverness Drive 2016, 2017 Expirations
Williams Companies Integrated natural gas Williams Tower 2018, 2021 Expirations	Oracle Multinational technology company 2100 Powell 2013 Expiration
Raytheon Company Defense aerospace systems Raytheon/DIRECTV Buildings 2018 Expiration	Kay Chemical Private specialty cleaning 4050 & 4055 Corporate Drive 2018 Expiration
State of California State government 1515 S. Street 2012, 2018 Expirations	Norwegian Cruise Line Cruise line Airport Corporate Center 2019 Expiration
Microsoft Corporation Multinational software development Daytona-Laguna Portfolio 2015, 2017 Expirations	Foley & Lardner International law firm 321 North Clark 2013, 2018 Expirations

Manufacturing 12%
Finance and Insurance 13%
Information and Technology 11%
Grocery-Anchored Retail 8%
Professional Services 6%
Government 5%
Oil and Gas / Energy 5%
Health Care 4%
Accounting 3%
Real Estate 3%
Transporation and Warehousing 4%
Wholesale Trade 3%
Other2 6%
Legal 17%

Hines Securities

1Based on Hines REIT’s pro rata share of the leased square feet of each property. 2Other includes Arts/Entertainment, Other Services, Construction and
 Retail industries, as well as those accounting for less than 1% of the portfolio.

Tenant Industry Diversification1
as of March 31, 2012

Hines REIT Leasing Update

• Leasing has been a priority given the challenging economic environment which had a broad impact on U.S. and International businesses
• Many businesses adversely impacted
 • Layoff of employees
 • Reduced space needs
 • Move to lower quality / less expensive space
 • Out of Business or Bankrupt
• During 2011
 • Lease renewals for approximately 3.5 million square feet (13% of our gross square footage) to keep tenants in occupancy and extend the term of their leases
 • New leases for approximately 1.4 million square feet with new tenants moving into our assets from other competitive space

2012 Proactive Leasing Highlights

Chase Tower
Dallas, TX
Cornerstone Healthcare
Group
New lease 21,000 SF
through 2022
321 North Clark
Chicago, IL
26,000 SF of new leases
primarily to tenants in the
legal and professional
services industries
Grocery-Anchored Retail Portfolio
Champions Women’s Fitness
New lease 17,000 SF through 2022
Champions Village, Houston, TX
Kroger
Expansion 25,000 SF through 2032
Cherokee Plaza, Atlanta, GA

2012 Proactive Leasing Highlights

KPMG Building
San Francisco, CA
Tealeaf Technology, Inc.
New lease 28,000 SF
through 2017
Shell Plaza (One and Two)
Houston, TX
Shell Corporation
Expansion 50,000 SF in
addition to the 1.22 million SF
renewal and extension
through 2025

Hines REIT Leverage Overview
• Leverage level as of March 31, 2012 was 55%
• Consists primarily of asset level fixed rate mortgage loans and a corporate level revolving credit facility which provides
 $45 million of additional liquidity
• Average weighted interest rate of approximately 5.64%
• Manageable debt maturities over the next few years

Balance at Maturity (000s)
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$159,500
$456,000
$0
$18,462
$281,154
$335,000
$0
$0
$0
$68,046
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

% Maturing	12.10%	34.59%	0%	1.40%	21.33%	25.41%	0%	0%	0%	5.16%
# Loans	1	5	0	2	6	7	0	0	0	1

Hines | Securities

Debt Maturity Chart as of March 31, 2012

The amounts represented above are the projected loan balances at maturity assuming all required principal and interest payments are made prior to maturity.
Portfolio Average
Weighted Interest Rate:
5.64%

7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
Ordinary
Return of Initial Investment

Hines | Securities

Distribution History*
*Annual distribution rates have been calculated based on the most recent primary offering price of $10.08 per share. In May 2011, we announced an estimated per share value of $7.78. The distribution rate on the $7.78 share price is 6.5%. Rates assumes consistent distribution rate for 12-month period. Hines REIT declared distributions from July 2011 through the month of June 2012 in an amount equal to $0.00138082 per share, per day. Of the amount described above, $0.00041425 of the per share, per day dividend will be designated by the Company as a special distribution which will be a return of a portion of the shareholders’ invested capital and, as such, will reduce their remaining investment in the Company. The special distribution represents a portion of the profits from sales of investment property. The above designations of a portion of the distribution as a special distribution will not impact the tax treatment of the distributions to our shareholders. We funded our cash distributions with cash flows from operating activities, distributions received from our unconsolidated investments, proceeds from the sales of our real estate investments and cash generated during prior periods.

Strategic Dispositions
• Significant capital demand for high quality stabilized assets
• Certain assets in the portfolio provided Hines REIT the
 opportunity to capture significant gains and strengthen the
 Company’s liquidity position

Strategic Dispositions
One North Wacker
Chicago, IL
Acquired: Mar. 2008
for $540 million
Sold 49% interest in Dec. 2011
for $298.9 million1
Effective ownership: 22%2
1The Core Fund, in which Hines REIT invests, did not recognize a gain or loss on the sale due to the carrying amount of the noncontrolling interest being adjusted to reflect the change in ownership of One North Wacker. 2Effective ownership as of 9/30/11, prior to the sale. 3This asset was owned indirectly through the Core Fund.

Three First National
Chicago, IL3
Acquired: Mar. 2005 for
$245 million
Sold: Aug. 2011
for $344 million
Effective ownership:18%2

Acquired: Feb. 2004
for $92 million
Sold: May 2010 for
$193 million
Effective ownership:11.67%*
Atrium on Bay,
Toronto, ON, Canada
Acquired: Feb. 2007
for $215 million USD
Sold: Jun. 2011
for $353 million USD
Effective ownership:100%
Strategic Dispositions
*This asset was owned indirectly through the Core Fund.

Brazilian Industrial Parks
Araucaria, Elouveira and Vinhedo
Acquired: Dec. 2008 for $115 million
Sold: Jan. 2010 and Apr. 2010 for $141 million
Effective ownership:100%
Land Parcel Adjacent
to Williams Tower
Houston, TX
Acquired: May 2008
Sold: Sept. 2010 generating net
proceeds of $12 million
Effective ownership:100%
Strategic Dispositions

Looking Forward: Hines REIT Exit Strategy

Goal: maximize investor returns
Possible exit options:
• Targeted sale of individual or
 groups of assets
• Sale or merger
• Listing on a national exchange
Continue identifying
opportunities for strategic
asset sales

Alignment of Interest

Hines’ alignment of interests with investors -
• Hines has approximately $100 million invested
 in Hines REIT
• Continues to earn half of its fees in equity / same as
 receiving cash and reinvesting back into Hines REIT
• Waived 1/3 of cash asset management fees
 from July 2011 through December 2012 in an effort to
 enhance the REIT’s cash flows and distributions to
 shareholders
• Fee waiver is projected to total over $7.5 million

Long-Term Priorities

Near-term priorities:
• Lease-up existing assets
• Strategic asset sales
• Manage debt maturities
• Manage liquidity
• Maximize distributions to investors
Long-term priorities:
•  Evaluate exit strategies
•  Maximize return of capital
•  Maximize total return over the long term

Thank You